UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas		75270
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 854-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Amendment of a Material Definitive Agreement.

As previously disclosed, on September 23, 2010, Blockbuster Inc. (the “Company”) and certain of its domestic subsidiaries filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) case number 10-14997.

Amendment of DIP Credit Agreement

In connection with the Bankruptcy Filing, on September 23, 2010, the Company entered into a Senior Secured, Super-Priority Debtor-in-Possession Revolving Credit Agreement (the “DIP Credit Agreement”) with the Company’s subsidiaries signatory thereto (“Subsidiary Guarantors”), the lenders signatory thereto (the “Lenders”) and Wilmington Trust FSB, as agent (the “Agent”). Effective as of November 23, 2010, the Company, the Subsidiary Guarantors, the Lenders and the Agent, agreed to amend the DIP Credit Agreement to, among other things, extend the date prior to which the Company shall have filed a Conforming Plan of Reorganization (as defined therein) from November 30, 2010 to December 15, 2010.

Effective as of December 10, 2010, the Company, the Subsidiary Guarantors, the Lenders and the Agent, agreed to further amend the DIP Credit Agreement to, among other things, extend the date prior to which (i) the Company shall have filed a Conforming Plan of Reorganization (as defined therein) from December 15, 2010 to January 14, 2011, and (ii) the Bankruptcy Court shall have approved the disclosure statement with respect to a Conforming Plan of Reorganization (as defined therein) from January 15, 2011 to February 11, 2011.

Amendment of Plan Support Agreement

In connection with the Bankruptcy Filing, on September 23, 2010, the Company also entered into a Plan Support Agreement (the “Plan Support Agreement”) with the Company’s subsidiaries signatory thereto (the “PSA Subsidiaries”) and certain beneficial owners (or advisors, nominees or investment managers for such beneficial owners) (the “Consenting Noteholders”) of those 11.75% Senior Secured Notes due 2014 (the “Senior Secured Notes”) issued by the Company. Effective as of November 23, 2010, the Company, the PSA Subsidiaries, and certain Consenting Noteholders agreed to amend the Plan Support Agreement to extend the date prior to which (i) the Company shall have filed a Plan and Disclosure Statement (each as defined therein) from 60 days following the Commencement Date (as defined therein) to December 15, 2010 and (ii) a Supermajority of Consenting Noteholders (as defined therein) shall have approved a Business Plan (as defined therein) from November 30, 2010 to December 10, 2010.

Effective as of December 10, 2010, the Company, the PSA Subsidiaries, and certain Consenting Noteholders agreed to further amend the Plan Support Agreement to extend the date prior to which (i) the Company shall have filed a Plan and Disclosure Statement (each as defined therein) from December 15, 2010 to January 14, 2011, (ii) a Supermajority of Consenting Noteholders (as defined therein) shall have approved a Business Plan (as defined therein) from December 10, 2010 to January 15, 2011, (iii) the Company shall have employed a chief executive officer who is acceptable to, and whose terms of employment and compensation are acceptable to, and whose employment and compensation shall have been approved by, a Supermajority of Consenting Noteholders from December 31, 2010 to January 14, 2011, and (iv) the Bankruptcy Court shall have entered an order approving the adequacy of the Disclosure Statement (as defined therein) and scheduling a hearing to confirm the Plan (as defined therein) from January 15, 2011 to February 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: December 10, 2010

	By:	/S/ ROD MCDONALD
Vice President, Secretary and General Counsel